ADVANCE DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS

                  for the nine months ended September 30, 2007
                             and for the years ended
                       December 31, 2006, 2005, and 2004






                                                         [Logo] McCauley Nicolas

                                    CONTENTS
                                    --------

Independent Auditors' Report                                                   2
Financial Statements:
   Balance Sheets                                                              3
   Statements of Income                                                        4
   Statements of Changes in Stockholders' Equity                               5
   Statements of Cash Flows                                                    6
   Notes to Financial Statements                                            7-11

[Logo] McCauley Nicolas & Company, LLC The Solution Is One Good Move Away
       Certified Public Accountants & Advisors

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders of
Advance Data Systems, Inc.
d/b/a ADSnetcurve
Louisville, KY

We have audited the accompanying balance sheets of Advance Data Systems, Inc. d/b/a ADSnetcurve as of September 30, 2007, and December 31, 2006, 2005, and 2004, and the related statements of income and changes in stockholders' equity and cash flows for the nine months and years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advance Data Systems, Inc. d/b/a ADSnetcurve as of September 30, 2007, December 31, 2006, 2005, and 2004, and the results of its operations and its cash flows for the nine months and years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McCauley, Nicolas & Company, LLC
McCauley, Nicolas & Company, LLC
Certified Public Accountants

Jeffersonville, Indiana
November 26, 2007

         702 North Shore Drive, Suite 500 Jeffersonville, IN 47130-3104
                  812-288-6621 fax 812-288-2885 www.mnccpa.com

      Kenneth N. Nicolas, CPA Ronald F Barnes, CPA, PFS Lee E. Pieper, CPA
     J. Patrick Byrne, CPA John C. Pieper, CPA Daniel K. McCauley, CPA, ABV
      J. Michael Grinnan, CPA Kenneth W. Coyle, CPA R. Kenneth Adams, CPA

                                     MEMBER
    PKF North American Network American Institute of CPAs AICPA PCPS Division
                  Indiana CPA Society Kentucky Society of CPAs

                           ADVANCE DATA SYSTEMS, INC.
                                d/b/a ADSnetcurve

                                 BALANCE SHEETS
            September 30, 2007 and December 31, 2006, 2005, and 2004

                                                        September 30,  December 31,   December 31,   December 31,
                       ASSETS                                2007           2006           2005           2004
                       ------                           -------------  ------------   ------------   ------------
CURRENT ASSETS
   Cash                                                  $   164,952    $ 1,145,053    $   130,356    $     1,347
   Accounts receivable, net                                  200,845        531,133        212,699        265,779
   Other receivables                                           7,998          5,046          6,828          1,021
   Prepaid expenses                                           23,813         42,634         41,644         33,857
                                                         -----------    -----------    -----------    -----------
     TOTAL CURRENT ASSETS                                    397,608      1,723,866        391,527        302,004
                                                         -----------    -----------    -----------    -----------
PROPERTY AND EQUIPMENT
   Office equipment                                          165,817        222,045        186,375        184,875
   Leasehold improvements                                      7,763         64,660         57,476         57,476
                                                         -----------    -----------    -----------    -----------
                                                             173,580        286,705        243,851        242,351
   Accumulated depreciation                                 (140,544)      (240,446)      (221,933)      (192,132)
                                                         -----------    -----------    -----------    -----------
       PROPERTY AND EQUIPMENT, NET                            33,036         46,259         21,918         50,219
                                                         -----------    -----------    -----------    -----------
OTHER ASSETS
   Deposits                                                   12,253         12,253         25,175          6,478
   Investment in Accella Learning, LLC                        54,000             --             --             --
   Goodwill                                                       --             --        414,900        414,900
                                                         -----------    -----------    -----------    -----------
       TOTAL OTHER ASSETS                                     66,253         12,253        440,075        421,378
                                                         -----------    -----------    -----------    -----------
         TOTAL ASSETS                                    $   496,897    $ 1,782,378    $   853,520    $   773,601
                                                         ===========    ===========    ===========    ===========
           LIABILITIES AND STOCKHOLDERS' EQUITY
           ------------------------------------
CURRENT LIABILITIES
   Line of credit                                        $        --    $        --    $        --    $    30,000
   Current portion of long-term debt                              --        117,708        117,708        163,428
   Accounts payable                                           11,364          4,810         14,852         47,155
   Accrued expenses                                           47,233        119,225         74,429         17,088
   Other liabilities                                           3,465         26,576          4,750        164,000
                                                         -----------    -----------    -----------    -----------
       TOTAL CURRENT LIABILITIES                              62,062        268,319        211,739        421,671

Long-term debt, less current portion                            --          645,184        772,672        688,222
                                                         -----------    -----------    -----------    -----------
         TOTAL LIABILITIES                                    62,062        913,503        984,411      1,109,893
                                                         -----------    -----------    -----------    -----------
STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock, $10 par value, 500 shares authorized,
     200 issued and outstanding (2005 and 2004), 192
     outstanding (2007 and 2006)                               1,920          1,920          2,000          2,000
   Additional paid in capital                                200,000        200,000        200,000        200,000
   Retained earnings (deficit)                               232,915        666,955       (332,891)      (538,292)
                                                         -----------    -----------    -----------    -----------
         TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                434,835        868,875       (130,891)      (336,292)
                                                         -----------    -----------    -----------    -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   496,897    $ 1,782,378    $   853,520    $   773,601
                                                         ===========    ===========    ===========    ===========

                        See notes to financial statements

                           ADVANCE DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                              STATEMENTS OF INCOME
                  for the nine months ended September 30, 2007
           and for the years ended December 31, 2006, 2005, and 2004

                                                September 30,   December 31,   December 31,   December 31,
                                                     2007           2006           2005           2004
                                                -------------   ------------   ------------   ------------
NET SALES                                        $ 1,311,181    $ 1,766,121    $ 1,440,181    $ 1,361,873
                                                 -----------    -----------    -----------    -----------
OPERATING EXPENSES
    Salaries and wages                               529,497        849,227        796,914        735,267
    Contract labor                                    47,902         69,135         70,592         79,367
    Payroll taxes                                     41,825         59,287         57,943         61,575
    Insurance                                         58,040         77,768         59,250         52,654
    Rent                                              46,885         77,509        114,812        147,522
    Consulting fees                                   22,500         30,000         21,000         44,013
    Professional fees                                  8,871         29,880          3,638          2,000
    Project expenses                                   4,295         16,557          3,500         19,842
    Depreciation                                      12,614         18,513         29,801         50,617
    Telephone                                         30,232         26,669         17,646         51,105
    Office and postage expense                        13,258         17,923         16,491         18,651
    Travel and lodging                                 6,275         15,333         14,989          7,404
    Miscellaneous expenses                             1,375          4,499          7,790          8,334
    Dues and subscriptions                             2,507          6,357          8,519          5,117
    Advertising and marketing                            498          2,680          6,804          3,628
    Bad debt expense                                  84,653             --             --         24,616
    Research and development                         256,426             --             --             --
                                                 -----------    -----------    -----------    -----------
      TOTAL OPERATING EXPENSES                     1,167,653      1,301,337      1,229,689      1,311,712
                                                 -----------    -----------    -----------    -----------
      OPERATING INCOME                               143,528        464,784        210,492         50,161
                                                 -----------    -----------    -----------    -----------
OTHER INCOME (EXPENSES)
    Interest income                                    4,351             --             --             --
    Interest expense                                 (16,358)       (66,978)       (59,744)       (55,716)
    Loss on disposal of property                        (837)            --             --         (7,643)
                                                 -----------    -----------    -----------    -----------
      TOTAL OTHER INCOME (EXPENSES)                  (12,844)       (66,978)       (59,744)       (63,359)
                                                 -----------    -----------    -----------    -----------
      INCOME (LOSS) FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                        130,684        397,806        150,748        (13,198)

PROVISION FOR INCOME TAXES                             8,880         29,263         14,925             --
                                                 -----------    -----------    -----------    -----------
      INCOME (LOSS) FROM CONTINUING OPERATIONS       121,804        368,543        135,823        (13,198)
                                                 -----------    -----------    -----------    -----------
DISCONTINUED OPERATIONS
      Income from discontinued Diya operations            --        181,712        196,942        209,473
      Gain from disposal of Diya operations               --        820,064             --             --
                                                 -----------    -----------    -----------    -----------
                                                          --      1,001,776        196,942        209,473
      Less: Provision for Income taxes                    --         75,248         19,784             --
                                                 -----------    -----------    -----------    -----------
      INCOME FROM DISCONTINUED OPERATIONS                 --        926,528        177,158        209,473
                                                 -----------    -----------    -----------    -----------
      NET INCOME                                 $   121,804    $ 1,295,071    $   312,981    $   196,275
                                                 ===========    ===========    ===========    ===========

                       See notes to financial statements.

                           ADVANCE DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005, and 2004

                                                                              Retained        Total
                                                         Additional Paid-     Earnings     Stockholders'
                                           Common Stock     in Capital        (Deficit)       Equity
                                           -----------   ----------------   -----------    -----------
Balance (Deficit), December 31, 2003       $     2,000     $        --    $  (734,567)   $  (732,567)

Contributed capital                                 --         200,000             --        200,000

Net income                                          --              --        196,275        196,275
                                           -----------     -----------    -----------    -----------
Balance (Deficit), December 31, 2004             2,000         200,000       (538,292)      (336,292)

Distributions                                       --              --       (107,580)      (107,580)

Net income                                          --              --        312,981        312,981
                                           -----------     -----------    -----------    -----------
Balance (Deficit), December 31, 2005             2,000         200,000       (332,891)      (130,891)

Shares redeemed under purchase agreement           (80)             --        (99,920)      (100,000)

Distributions                                       --              --       (195,305)      (195,305)

Net income                                          --              --      1,295,071      1,295,071
                                           -----------     -----------    -----------    -----------
Balance December 31, 2006                        1,920         200,000        666,955        868,875

Distributions                                       --              --       (555,844)      (555,844)

Net income                                          --              --        121,804        121,804
                                           -----------     -----------    -----------    -----------
Balance September 30, 2007                 $     1,920     $   200,000    $   232,915    $   434,835
                                           ===========     ===========    ===========    ===========

                       See notes to financial statements.

                           ADVANCE DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                            STATEMENTS OF CASH FLOWS
                  for the nine months ended September 30, 2007
            and for the years ended December 31, 2006, 2005 and 2004

                                                             September 30,   December 31,   December 31,   December 31,
                                                                  2007           2006           2005           2004
                                                             -------------   ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                 $   121,804    $ 1,295,071    $   312,981    $   196,275
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation                                                12,614         18,513         29,801         50,617
       Bad debt expense                                            84,653             --             --         24,616
       Loss on disposal of property                                   837             --             --          7,643
       Gain on disposal of Diya operations                             --       (820,064)            --             --
     (Increase) decrease in:
       Accounts receivable                                        245,635       (193,434)        53,080        (66,701)
       Other receivables                                           (2,952)         1,782         (5,807)          (689)
       Prepaid expenses                                            18,821           (990)        (7,787)       (15,431)
       Deposits                                                        --         12,922        (18,697)        (6,478)
     Increase (decrease) in:
       Accounts payable                                             6,554        (10,042)       (32,303)       (31,326)
       Accrued expenses                                           (71,992)        44,796         57,341            596
       Other liabilities                                          (23,111)        21,826       (159,250)         6,000
                                                              -----------    -----------    -----------    -----------
           Net cash provided by operating activities              338,863        370,380        229,359        165,122
                                                              -----------    -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                (978)       (42,854)        (1,500)       (24,875)
   Proceeds from disposal of property and equipment                   750             --             --          2,210
   Proceeds from sale of Diya operations                               --      1,109,964             --             --
                                                              -----------    -----------    -----------    -----------
           Net cash provided (used) by investing activities          (228)     1,067,110         (1,500)       (22,665)
                                                              -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net borrowing (proceeds) from line of credit                        --             --        (30,000)      (181,730)
   Proceeds from issuance of long-term debt                            --             --      1,008,044             --
   Principal payments on long-term debt                          (762,892)      (127,488)      (969,314)      (159,380)
   Purchase of shareholder stock                                       --       (100,000)            --             --
   Additional contributed capital                                      --             --             --        200,000
   Distributions                                                 (555,844)      (195,305)      (107,580)            --
                                                              -----------    -----------    -----------    -----------
           Net cash (used) by financing activities             (1,318,736)      (422,793)       (98,850)      (141,110)
                                                              -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN CASH                                  (980,101)     1,014,697        129,009          1,347

CASH AT BEGINNING OF YEAR/PERIOD                                1,145,053        130,356          1,347             --
                                                              -----------    -----------    -----------    -----------
CASH AT END OF YEAR/PERIOD                                    $   164,952    $ 1,145,053    $   130,356    $     1,347
                                                              ===========    ===========    ===========    ===========
SUPPLEMENTARY INFORMATION Cash payments for:
     Interest                                                 $    16,358    $    66,978    $    59,744    $    55,716
                                                              ===========    ===========    ===========    ===========
     Income taxes                                             $    83,641    $    57,075    $     7,384    $        --
                                                              ===========    ===========    ===========    ===========

                       See notes to financial statements.

                           ADVANCED DATA SYSTEMS, INC.
                                d/b/a ADSnetcurve

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Advance Data Systems, Inc. d/b/a ADSnetcurve (the Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, who is responsible for its integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

The more significant accounting policies are as follows:

Nature of Operations
--------------------

The Company specializes in application development services, information technology management and hosting services, and business support services. The Company began doing business in 1982 and is headquartered in Louisville, Kentucky, with an additional location in Mangalore, India.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (and disclosure of contingent assets and liabilities, if any) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
----------------

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at September 30, 2007, December 31, 2006, 2005, and 2004.

Accounts Receivable
-------------------

The Company uses the allowance for bad debts method of valuing doubtful accounts receivable which is based on historical experience, coupled with a review of the current status of existing receivables. Management has determined the allowance for doubtful receivables was $84,653 at September 30, 2007 and $24,616 at December 31, 2004. No allowance was determined to be necessary at December 31, 2006 and 2005.

Property and Equipment
----------------------

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred; renewals or betterments are capitalized. Gain or loss on retirements or disposition of assets is credited or charged to operations, and the respective costs and accumulated depreciation are eliminated from the accounts.

Depreciation is provided on the basis of estimated useful lives of the assets using the straight-line and declining-balance methods. The estimated useful lives are 3-7 years for office equipment and 3-5 years for leasehold improvements.

                           ADVANCED DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                     NOTES TO FINANCIAL STATEMENTS--Continued

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

Intangible Assets
-----------------

In July 2001, the FASB issued Statements of Financial Accounting Standards ("Statement") No. 142, "Goodwill and Other Intangible Assets." This Statement changed the accounting for goodwill by requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives. The goodwill that existed as of December 31, 2005 and 2004 was sold in 2006. See Note 7 for more information.

Revenue Recognition
-------------------

Revenue is recognized under the accrual method as the services are rendered to the customer.

Research and Development
------------------------

Research and development costs are charged to operations when incurred and are included in operating expenses.

Advertising
-----------

Advertising costs are charged to expense as incurred.

Sales tax
---------

Sales tax is recognized net of revenues received.

NOTE 2--INVESTMENT IN ACCELLA LEARNING, LLC

On January 1, 2007, the Company acquired a 5% ownership of Accella Learning, LLC (Accella) valued at $54,000. Additionally, the Company is providing both project and administrative management services for Accella. Revenue totaling approximately $82,000, with respect to these services, is included in Net Sales on the Statement of Income during the period ended September 30, 2007.

NOTE 3--SHORT-TERM BANK BORROWINGS

During 2004, the Corporation had an open line of credit with Fifth Third Bank in the amount of $225,000, due upon demand which expired May 15, 2005. Interest was calculated using Fifth Third's "prime rate" (5.75% at December 31, 2004). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2004 was $30,000.

                           ADVANCED DATA SYSTEMS, INC.
                                d/b/a ADSnetcurve

                     NOTES TO FINANCIAL STATEMENTS--Continued

NOTE 4--LONG-TERM DEBT

There was no outstanding long-term debt at September 30, 2007. Long-term debt at December 31, 2006, 2005 and 2004 consisted of the following:

                                           2007      2006         2005          2004
                                           -----   ---------    ---------    ---------
Note payable dated February 11, 2005,
  payable in monthly installments
  of $9,809, including interest at
  5.5%, with lump sum of $483,009.
  The original maturity was
  February 11, 2008. The note was
  paid off in 2007. The note was
  secured by all business assets.          $  --   $ 598,892    $ 726,380    $      --


Note payable dated February 11, 2005,
  payable in monthly interest installments
  at 5.5%, with lump sum of $164,000.
  The original maturity was February 11,
  2008. The note was paid off in 2007.
  The note was secured by all business
  assets.                                     --     164,000      164,000           --

Note payable dated October 2003, payable
  in monthly installments of $17,625
  including interest at 5.75%, maturing
  May 15, 2005. The note was secured by
  all business assets.                        --          --           --      851,650
                                           -----   ---------    ---------    ---------
Total long-term debt                          --     762,892      890,380      851,650
Less current portion of long-term debt        --    (117,708)    (117,708)    (163,428)
                                           -----   ---------    ---------    ---------
Total noncurrent debt                      $  --   $ 645,184    $ 772,672    $ 688,222
                                           =====   =========    =========    =========

NOTE 5--RETIREMENT PLAN

The Company has a 401 (k) plan for all eligible employees. Eligible employees are those who have attained the age of 21 with enrollments occurring on January 1 and July 1 of each year. Contributions to the Plan are made at the discretion of the owners. There were no contributions for the nine months ended September 30, 2007 or for the years ended December 31, 2006, 2005 and 2004.

                           ADVANCED DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                     NOTES TO FINANCIAL STATEMENTS--Continued

NOTE 6--LEASED PREMISES

The Company entered into a lease for office space under a lease expiring February 2008. Total lease expense under this lease for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005, and 2004 is as follows:

                       September 30,
                            2007         2006         2005         2004
                       -------------  ----------   ----------   ----------
Minimum rentals          $  92,316    $ 127,815    $ 120,212    $ 167,051
Less: Sublease rentals     (45,431)     (50,306)      (5,400)     (19,529)
                         ---------    ---------    ---------    ---------
Total rent expense       $  46,885    $  77,509    $ 114,812    $ 147,522
                         =========    =========    =========    =========

Future rental payments under the lease are:

                      From October 2007
                      through February 2008     $47,944
                                                =======

Total minimum lease payments have not been reduced by $16,855 to be received in the future under non-cancelable subleases.

The Company also has an incubator lease for office space in India under a lease expiring February 2008. The payments for this lease have been included in Diya systems expenses. Future rental payments under this lease are Rupees Six Hundred Thirty Thousand (approximately $16,014).

NOTE 7--DISCONTINUED OPERATIONS

Effective December 29, 2006, the Company sold assets of Diya Systems, a division of the Company. The Company originally purchased Diya Systems in 2003 which included $414,900 of Goodwill as reflected on the Balance Sheets. The sale of the division removed the Goodwill and the remaining gain has been shown as discontinued operations on the Statements of Income.

NOTE 8--INCOME TAXES

The Company, with the consent of its stockholders, elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under those provisions, taxable income is reported on the tax returns of the individual stockholders.

The Company was subject to both Kentucky and local income taxes. The provision for this tax for the nine-month period and years ended September 30, 2007, December 31, 2006 and 2005 was $8,880, $104,511 and $34,709, respectively, and is reflected as an expense in the Statements of Income within both continuing and discontinuing operations.

                           ADVANCED DATA SYSTEMS, INC.
                               d/b/a ADSnetcurve

                     NOTES TO FINANCIAL STATEMENTS--Continued


NOTE 9--STOCKHOLDERS' EQUITY

During 2006, the Company entered into an agreement with a previous stockholder to repurchase 8 shares of the Company's stock at $12,500 per share. The total redemption of $100,000 was finalized in December 2006.

NOTE 10--CONCENTRATION OF CREDIT RISK

Cash Concentration Risk
-----------------------

The Company maintains its cash balances at financial institutions, which at times may be in excess of FDIC (Federal Deposit Insurance Corporation) insured limits.

Major Customers
---------------

Sales to two major customers during the period ended September 30, 2007 totaled approximately 64% of the total sales income. Sales to the major customers, for the years ended December 31, 2006, 2005 and 2004 were approximately 68%, 68% and 65% of the total sales income, respectively.

NOTE 11--SALE OF OPERATING ASSETS UNDER AN OUTSTANDING LETTER OF INTENT

The Company has entered into a letter of intent to sell substantially all of the business assets (including but not limited to equipment, furniture, customers, customer lists, contracts, business names, trademarks and intellectual property) to an unrelated party for a sales price of approximately $1,600,000. This amount will be paid with a combination of cash, stock and a promissory note. If consummated, the transaction is scheduled to be completed in December 2007.